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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report:   June 11, 1997





                         RIBOZYME PHARMACEUTICALS, INC.
       (Exact Name of Small Business Issuer as Specified in Its Charter)





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
        Delaware             Commission file number 0-27914                        34-1697351
(State of incorporation)                                              (I.R.S. Employer Identification No.)
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                             2950 Wilderness Place
                            Boulder, Colorado  80301
                    (Address of principal executive offices)

                 Registrant's telephone number:  (303) 449-6500

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ITEM 5.  Other Events

         On April 9, 1997, Ribozyme Pharmaceuticals, Inc. ("RPI") entered into a research collaboration with Schering AG, Germany, focusing on the use of ribozymes for therapeutic target validation, as well as the development of ribozymes as therapeutic agents.

         The collaboration will utilize the special selectivity of ribozymes to validate new molecular therapeutic targets, and to discover new therapeutic agents based on those targets. RPI will provide its expertise in ribozyme design, synthesis and delivery, and Berlex Laboratories, Inc., a U.S. subsidiary of Schering AG, Germany, will provide candidate targets, cell culture screens, animal models and development and commercialization expertise to the collaboration. It is anticipated that hundreds of potential targets will be examined over a five year period, and Berlex will have options to commercialize products from validated targets.

         Schering AG, Germany will make an equity investment of up to $5 million over the next year and will separately provide loans of up to $2 million for each of the next five years. These loans are convertible into equity at the option of Schering AG, Germany under certain circumstances. In addition, Schering AG, Germany will make research payments of $2 million a year for the next five years and RPI may earn success fees and product development milestones, and will manufacture synthetic ribozyme products and receive royalties on both ribozyme and non-ribozyme products. All such payments are subject to certain restrictions, including receipt of certain third party consents and the termination of the research collaboration at Schering AG, Germany's option upon one year's notice. Under certain circumstances, total payments to RPI during the collaboration and prior to product sales could exceed $60 million over the term of the collaboration.


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                                  EXHIBIT INDEX

Number

1.1 Research, License, Supply and Royalty Agreement Between Schering Aktiengesellschaft and the Company, dated April 9, 1997.

1.2 Purchase Agreement dated as of April 9, 1997 among the Company, Schering Berlin Venture Corporation and Schering Aktiengesellschaft.


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 RIBOZYME PHARMACEUTICALS, INC.



Dated: June 11, 1997           By: /s/ Lawrence E. Bullock
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                                   Lawrence E. Bullock
                                   Vice President and Chief Financial Officer
                                   (Principal Financial Officer and
                                   Principal Accounting Officer)



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                                  EXHIBIT INDEX

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
Number
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
1.1 Research, License, Supply and Royalty Agreement Between Schering Aktiengesellschaft and the Company, dated April 9, 1997.

1.2 Purchase Agreement dated as of April 9, 1997 among the Company, Schering Berlin Venture Corporation and Schering Aktiengesellschaft.
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